UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 28, 2013

FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00091	43-0337683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Brentwood, St. Louis, Missouri		63105
(Address of principal executive offices)		(zip code)

(314) 863-1100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 3.03.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.03.

ITEM 8.01. OTHER EVENTS.

On May 24, 2013, Furniture Brands International, Inc. (the “Company”) filed an amendment (the “Amendment”) to its Restated Certificate of Incorporation with the Delaware Secretary of State to effect a one for seven reverse stock split (the “Reverse Stock Split”) of the Company's outstanding common stock, no par value per share, and to decrease the number of shares of the Company's common stock authorized for issuance from 200,000,000 to 28,571,429. The Amendment became effective at 4:45 p.m. (Eastern Daylight Saving Time) on May 28, 2013. As a result of the Reverse Stock Split, every seven outstanding shares of the Company's common stock combined automatically into one share of common stock. Each stockholder's percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split, except for minor changes and adjustments resulting from the treatment of fractional shares. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 28, 2013, the Company announced that it had effected the Reverse Stock Split and that trading in its common stock on the New York Stock Exchange on a split-adjusted basis would begin on the morning of May 29, 2013. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As a result of the Reverse Stock Split, (i) in accordance with the adjustment mechanism set forth in Section 11 of the Amended and Restated Stockholders Rights Agreement, dated as of June 18, 2012, between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent (the “Rights Agreement”), the ratio between the common stock and a Right (as defined in the Rights Agreement) was automatically increased by seven so that after the Reverse Stock Split each share of common stock is accompanied by seven Rights and (ii) in accordance with the terms of the Certificate of Designation relating to the Series B Preferred Stock (as defined in the Rights Agreement), each of the voting, dividend and liquidation rights of the Series B Preferred Stock associated with the Rights was automatically adjusted.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.     Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Furniture Brands International, Inc.

99.1	Press release of Furniture Brands International, Inc. dated May 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 29, 20135

Furniture Brands International, Inc.
(Registrant)

By:	/s/ Meredith M. Graham
Name:	Meredith M. Graham
Title:	Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.     Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Furniture Brands International, Inc.

99.1	Press release of Furniture Brands International, Inc. dated May 28, 2013.